Edward Jones Money Market Fund
Investment Shares
Retirement Shares

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2009.

1.  As of March 31, 2009, Thomas G. Bigley retired from his position as a Trustee of the Fund and a member of the Audit Committee and the Nominating Committee.

June 8, 2009

Cusip             48019P102
Cusip             48019P201

40687 (06-09)